UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 30, 2023

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1605 Vancouver BC, Canada		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2023, Silver Bull Resources, Inc. (the “Company”) entered into a series of substantially similar unit subscription agreements (each, a “Subscription Agreement”) pursuant to which the Company issued and sold to certain investors in a private placement an aggregate of 11,685,000 units (the “Units”) of the Company at a price of C$0.11 per Unit, for aggregate gross proceeds of C$1,285,350 (the “Private Placement”). Each Unit consists of one share of common stock of the Company (a “Common Share”) and one half of one Common Share purchase warrant (a “Warrant”). Each Warrant entitles the holder thereof to acquire one Common Share at a price of C$0.13 until October 30, 2028. The transactions contemplated by the Private Placement closed on October 30, 2023.

The Private Placement included subscriptions from two members of the Company’s board of directors and an entity affiliated with the Chairman of the Company’s board of directors for an aggregate of 2,100,000 Units (C$231,000). In addition, the Company paid an aggregate of C$19,656.30 in cash finder’s fees to PI Financial Corp., Research Capital Corporation, and Haywood Securities Inc. in respect of Units purchased by certain investors in the Private Placement.

The securities issued in the Private Placement are not subject to a hold period under applicable Canadian securities laws (except for the securities issued to directors, officers, promoters, consultants, insiders and other persons whose shares are subject to the hold period required by the policies of the Toronto Stock Exchange) but will be restricted securities under U.S. securities laws. The Company relied on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, or Rule 506 of Regulation D, or Regulation S, for purposes of the Private Placement.

The foregoing description of the Subscription Agreements and the Warrants does not purport to be complete and is qualified in its entirety by reference to such agreements, substantially in the form of Subscription Agreement and form of Warrant filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Form of Silver Bull Resources, Inc. Unit Subscription Agreement
10.2	Form of Silver Bull Resources, Inc. Warrant Certificate
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: October 31, 2023	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer

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